Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-146506) of our report dated April 13, 2007relating to the financial statements and financial statement schedules of Protective Life and Annuity Insurance Company, which appears in such Registration Statement. We also consent to the use in this Registration Statement on Form N-4 of our report dated April 27, 2007, relating to the financial statements of The Variable Annuity Account A of Protective Life, which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Birmingham, Alabama

December 19, 2007